SUPPLEMENT DATED JANUARY 20, 2023
TO THE CURRENTLY EFFECTIVE STATUTORY PROSPECTUS
OF
FCF INTERNATIONAL QUALITY ETF (TTAI)
AND
FCF US QUALITY ETF (TTAC)
(each a “Fund” and, together, the “Funds”)

Important Notice to Investors

Effective immediately, the Funds will change their distribution payment frequency from annually to quarterly.  Accordingly, the following information replaces in its entirety the first paragraph appearing under the heading “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES – Fund Distributions” in the Funds’ Prospectus:

Each Fund generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders quarterly. Each Fund typically earns dividends from stocks in which it invests and may generate net gains from certain foreign currency transactions. These amounts, net of expenses, are distributed to Fund shareholders as “income dividends.” Each Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain dividends.”

Please keep this supplement with your Prospectus for future reference.